PUGET SOUND ALTERNATIVE INVESTMENT SERIES TRUST

                          Supplement dated May 8, 2000
 to Prospectus dated September 28, 1999 of Puget Sound Market Neutral Portfolio


In order to provide flexibility to the Sub-Adviser of Puget Sound Market Neutral Portfolio in implementing the Fund's principal investment strategies, the Fund will no longer be constrained in being at least 90% invested in stocks. Consequently, the final paragraph in the section titled "VOLATILITY" on page 6 of the Prospectus is, effective immediately, replaced with the following:

     Under normal market conditions, the Fund will invest the preponderance of its assets in equities. The Fund may, however, ordinarily invest some portion of its assets, which may be a material portion, in cash or cash equivalents. In addition, the Fund may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents as a response to adverse market, economic, political or other conditions. Making such investments may result in the Fund not accomplishing its investment objective.